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                                                                   EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Sage, Inc. of our report dated June 30, 1999, except for Note 13, as to which the date is October 5, 1999, relating to the financial statements, which report appears in the Registration Statement on Form S-1 of Sage, Inc.


                                        PricewaterhouseCoopers LLP


San Jose, California
December 14, 1999